Supplement dated March 8, 2004 to Prospectus dated December 29, 2003

THE GUARDIAN INVESTOR ASSET BUILDER

The following information should be read in conjunction with the Prospectus dated December 29, 2003 for The Guardian Investor Asset Builder variable annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account R. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

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1. Page 7 of the Prospectus is amended by deleting the section entitled
"Payments" and replacing it with the following:

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the total initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

2. Page 38 of the Prospectus is amended by adding the following sentence after the first sentence in the first paragraph in the section entitled "Guaranteed Minimum Income Benefit (GMIB) Rider":

The total initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $500,000 in the aggregate without prior permission from an authorized officer of GIAC.